Exhibit 10.16.26+

GENERAL LICENSE AGREEMENT

This GENERAL LICENSE AGREEMENT ("Agreement") is entered into as of February 10, 2014 (“Effective Date”) by and between:

(1)	HERE North America, LLC, a Delaware limited liability company located at 425 West Randolph Street, Chicago, IL 60606 ("Provider"), and

(2)	Telenav, Inc., an entity incorporated in Delaware and located at 950 De Guigne Dr., Sunnyvale, CA 94085("Customer").
Provider and Customer shall be referenced herein each as a “Party” or collectively, the “Parties”.
The parties hereby agree as follows:

1.
Scope of Agreement. This Agreement governs the license to Customer of the Licensed Materials as defined below and any related materials provided by Provider to enable the delivery of certain location platform services as more fully described herein (collectively, “Location Platform Services”). The Agreement consists of the following exhibits (“Exhibits”) listed below.

Exhibit A: Description of Location Platform Services
Exhibit B: License Fees
Exhibit C: Service Level Agreement
Exhibit D: General Terms and Conditions

2.
Term. The “Term” of this Agreement begins on the Effective Date and continues until December 31, 2019 (the “Expiration Date”), unless terminated as provided herein. Notwithstanding the foregoing, this Agreement will automatically terminate on the same date that the Parties cease to have any active Territory License (“TL”) to the Data License Agreement, dated December 1, 2002 (collectively, the “DLA”) that makes any use of the Location Platform Services. As of the Effective Date, [*****] and [*****] are active TLs that will utilize Location Platform Services.

3.
Description of Location Platform Services. The Location Platform Services applicable for this Agreement are as indicated below. The Location Platform Services are subject to the Service Level Agreement (“SLA”) attached as Exhibit C. The Location Platform Services selected below are more fully described in Exhibit A to this Agreement.

☒    Fuel Prices Service
☒    Local Search Service
☒    Parking Availability Service
☒    Safety Camera Service
☒    Weather Service

4.	License Fees. License fees for use of the Licensed Materials are set forth herein are included in the license fees paid by Customer under each TL under the DLA.

5.
Geographic Coverage. The geographic area coverage of the Licensed Materials that enable access to the Location Platform Services are set forth under the Territories as defined under [*****] and [*****]. Such coverage area will vary per Location Platform Service. For purposes of determining the applicable license scope, the coverage areas are grouped into regional categories called “Licensed Regions”. The inclusion of a country within a particular Licensed Region does not mean that data for such country is available and coverage within a particular Licensed Region is provided only as made generally available by Provider.

6.	Licensed Materials. The “Licensed Materials” hereunder mean the APIs specified under Section 3 above that enable access to the Location Platform Services.

7.
License Grant. Subject to Customer’s compliance with the terms and conditions of this Agreement, Provider grants Customer a non-exclusive, non-transferable, non-sublicensable (unless otherwise permitted herein), revocable, limited license within the Territory and during the Term solely to integrate the Licensed Materials into Permitted Applications for the purpose of enabling Permitted Applications to access Location Platform Services using methods and means of access as described in product and services documentation made available by Provider and in a manner in accordance with the terms of this Agreement. For sake of clarity, Customer may only integrate the Licensed Materials as specified herein or in any other agreement between the parties. For purposes of the Permitted Applications set forth in [*****], Customer may only integrate the [*****] and [*****] into such Applications. In addition, for purposes of [*****] set forth in [*****], the license grant in this Section 7 shall include the right for Customer to grant

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

sublicenses to third-party developers of Customer and to [*****] (with further rights of sublicensing to [*****]) solely to integrate the [*****] and/or [*****] into [*****] for the purpose of enabling such Applications to access the associated Location Platform Services in a manner in accordance with this Agreement. Customer shall use commercially reasonable efforts to enforce the terms of its agreements with third-party developers of Customer and the terms of its agreement with [*****], which shall include the obligation for [*****] to comply with the applicable terms and conditions set forth herein and to enforce such terms against [*****].

8.
Permitted Use. Subject to the terms and conditions of this Agreement and the scope of the licenses granted under [*****] and [*****], the “Permitted Use” of the Licensed Materials by Customer means the following:

“Permitted Applications” means the Applications developed by or for Customer that are distributed to [*****] as defined under [*****] and [*****]. Except as set forth in the DLA or applicable TLs, Permitted Applications may not be used for, or in connection with, any systems or functions for automatic or autonomous control of vehicle behavior, including, for example, systems or functions for the control of vehicle speed, braking, suspension, fuel, emissions, headlights, stability, drive train management, visibility enhancement and steering.

9.
Access to Licensed Materials. Customer is required to use a unique token and/or application ID as provided by Provider for each Permitted Application (“Access Credentials”). Customer shall be solely liable for any use of the Licensed Materials with Customer’s Access Credentials. Customer agrees to take due care in protecting Customer’s Access Credentials against misuse by others and promptly notify Provider about any misuse. In the event of any breach by Customer of the security measures established by Provider, Provider shall have the right to immediately terminate Customer’s access to the Licensed Materials.

10.	Conditions. The following conditions apply to the Permitted Use of the Licensed Materials by Customer:

a.
The Location Platform Services may only be used in conjunction with map data or other geographic content licensed from Provider pursuant to the DLA. The Licensed Materials are not licensed for use with map data or other geographic content [*****].

b.	Access to the Location Platform Services require Internet connectivity, which is not provided by Provider and must be arranged for by Customer.

11.	Restrictions. In addition to any restrictions set forth under Exhibit D, Customer shall not:

a.
make available to any third party (including without limitation any Customer Affiliates and subcontractors) the Licensed Materials (or any portions thereof) and/or the Location Platform Services as a standalone service or product, other than as explicitly permitted in this Agreement;

b.
create mash-ups, enhanced services or similar alteration, if such use will result in (1) the creation of a derivative location platform or content product that is competitive with a substantially similar product or service of the Provider unless otherwise permitted herein, (2) the degradation of the perceived quality of the Licensed Materials, or (3) the incorrect attribution of Results;

c.	access or use the Licensed Materials through any technology or means other than as permitted herein;

d.
[*****] to End User actions or otherwise [*****] to the Licensed Materials. For sake of clarity, [*****] related to an [*****] or End User action are [*****](e.g., [*****] based on an End User’s search result);

e.
use the Licensed Materials in a manner that pre-fetches, caches, or stores any Results except as explicitly allowed by the caching headers (as defined in Section 13 of the HTTP/1.1 standard) returned by the Location Platform Services and in the terms of use for any batch geocoder that may be licensed hereunder. Where allowed, the Results may be stored or cached for no more than [*****] and only to the extent necessary for [*****] usage of the Results. Notwithstanding the foregoing, Customer and/or [*****] shall be allowed to store a limited cache of Results, consisting solely of POI data, as a list of “Favorites” and/or “Recents” for individual End-Users

f.	Caching or storing Content for the purpose of building a repository of assets (e.g., satellite imagery) or scaling one Request to serve multiple End Users is prohibited; and

g.
use Results to generate sales lead information in the form of ASCII or other text-formatted lists of category-specific business listings which (x) include complete mailing address for each business, and (y) contain a substantial portion of such listings for a particular county, city, state or zip code region.

12.
Use of Licensed Materials. Customer will be responsible for all costs, expenses, losses and liabilities incurred, and activities undertaken by Customer in connection with the Permitted Use and Customer’s use of the Licensed Materials and the Location Platform Services.

13.
Use of Customer Applications. Upon request by Provider, Customer shall provide Provider with access to its [*****], and shall provide Provider with access to the prototype and commercial versions of any Permitted Applications developed by Customer

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

hereunder. To the extent that the scope of the license granted herein allows Customer to make the Licensed Materials available to third-party developers for use in developing Permitted Applications, Customer shall use commercially reasonable efforts to obtain sufficient rights from such developers to provide Provider with access to Permitted Applications created by such developers; provided, however, that any failure to obtain such rights shall not be deemed to be in breach of this Agreement.

14.
Requirements for Permitted Applications. The Permitted Application and use of the Location Platform Services must comply with the following criteria and requirements, as may be modified by Provider from time to time:

(i)    Customer shall provide each End User with any legally required and otherwise appropriate instructions, warnings, notices and safety information as required by applicable Laws;
(ii)    Customer shall not design or market the Permitted Application, or any part thereof, for use in or with systems, devices or products that are critical to health and/or security of people and property or any other application in which the software or its failure, malfunction or inadequacy could directly or indirectly cause or contribute to personal injury, death or property damage;

(iii)    If screen size or other technical constraints prevent Results from being displayed, then Customer shall display a conspicuous notice informing the End User that the Results cannot be displayed. However, to the extent that the foregoing is inconsistent with the [*****], Customer and Provider shall work together in good faith to determine if a reasonable alternative solution is available; and

(iv)    Neither the Licensed Materials nor any information accessed through the Location Platform Services may be used to develop or enable features and/or functionality which provides an End User with (a) individual maneuvers of a calculated route derived from the Results such that a textual, audible or visual alert is provided as to the next maneuver on the route as the End User proceeds along such route, or (b) automatic recalculation of routes (e.g., where an End User deviates from the original route) within the Permitted Application. For sake of clarity, Customer is not restricted from using the Licensed Materials in connection with the Applications defined under [*****] and [*****], subject to the licenses granted in Section 7 above and in [*****] and [*****].

(v)    The Results must be used according to the intended flow by following the links made available within the Result and such links shall only be accessed by deliberate and specific user interaction. Customer shall not implement shortcuts and/or automatic means to access the links and/or other information within the Results. All Results must be used in accordance with the documentation and other instructions provided by the Provider.

15.
Customer and Third Party Content. For purposes of this Section, “Content” means any data or content, including but not limited to, points of interest, trademarks, logos, maps, satellite imagery or pictures of the view from the streets, “Customer Content” means Content owned by Customer, and “Third Party Content” means Content licensed by Customer from a party other than Provider.

Customer may not display Results with Customer Content or Third Party Content except as specifically provided below:

(i)	Customer may layer Customer Content including satellite imagery and points of interest on top of Results delivered within map, route and search canvases;

(ii)	Customer may layer Third Party Content not available from HERE on top of Results delivered within map, route and search canvases;

(iii)	Any display of Customer Content must provide correct attribution so that the origin of Results and the origin of Third Party Content can be reasonably understood.

16.	End User and Supplier Terms.

(i)
Customer is required to (a) make the End User Terms available to End Users in connection with the Permitted Applications; and (b) cause each End User to accept the End User Terms in such a manner that the End User Terms are enforceable against the End User by the Provider.

(ii)
If Permitted Applications enable access to the Location Platform Services solely within the surface area in the Permitted Application displaying visual map imagery made available by Provider (“Map Canvas”) and if the Map Canvas stays visible

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

throughout the interaction with the End User, the requirement specified in the clause (i)(b) above shall not apply, provided that the Customer shall make available the links to the End User Terms and/or the Provider Legends and Provider Marks on the Map Canvas.

(iii)
Upon reasonable notice, Provider reserves the right to amend or replace End User Terms from time to time at its sole discretion. Additionally, Provider reserves the right to (A) review the manner in which Customer causes End Users to accept the End User Terms; and (B) require Customer to change the implementation of acceptances and/or acquire additional consents from End Users if deemed necessary at Provider's sole discretion; provided, however that to the extent that the foregoing is inconsistent with [*****], Customer and Provider shall work together in good faith to determine if a reasonable alternative solution is available.

(iv)
Licensed Materials may include data, content or services provided by third parties. Customer shall comply with all Supplier Terms. Upon reasonable notice, Provider reserves the right to amend or replace the Supplier Terms from time to time at its sole discretion.

17.	Branding. The Location Platform Services will be subject to Provider’s standard identity guidelines as provided by Provider from time to time.

18.	Advertising. Customer or Provider may display third party advertising in conjunction with Results.

19.
Testing. Customer shall not use the Licensed Materials to perform load testing, performance testing and/or any other health-check testing within any server environment or any other testing that may adversely impact Provider’s server environment without Provider’s prior written consent.

20.	Hosting. As of such dates for which each Location Platform Service is made available, Provider will host the Location Platform Services.

21.
Service Level Agreement. Provider shall provide the Location Platform Services in accordance with the SLA set forth in Exhibit C. Provider reserves the right to change and/or suspend its commitments under the SLA in the event Customer is in breach of any material terms and conditions of this Agreement.

22.	Definitions. In addition to any defined terms under this Agreement, the following definitions shall apply to this Agreement:
“End User” shall mean any person who receives Results solely through use of a Permitted Application.

“End User Terms” means the end user terms, privacy policy and other end user communications provided by Provider or as set forth at http://here.com/services/terms.

“Location Platform Services” shall have the meaning set forth under Exhibit A.

“Request” means each API call made to the server through the Licensed Materials to request Results as initiated by an End User using the Permitted Application to access the Location Platform Services. For sake of clarity, internal server requests performed to respond to each API call request shall not be counted as an additional Transaction. One Request is equal to one Transaction for all Feature Elements.

“Result” means each unique delivery of geographic map data and other content made available by Provider through the Location Platform Services and delivered to an End User through a Permitted Application in response to a Request.

“Supplier Terms” means the third party supplier requirements and restrictions related to Customer’s use of the Licensed Materials set forth at http://here.com/services/terms#mapsAdditionalTermsDiv.

“Transaction” means a single Result.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

The Parties have executed this Agreement by their duly authorized representatives as of the Effective Date.

HERE North America, LLC	TELENAV, INC.
By: /s/ Stephen W. Kelley	By: /s/ Michael Strambi
Name: Stephen W. Kelley	Name: Michael Strambi
Title: Director, Legal and Intellectual Property	Title: Chief Financial Officer
Date: 2/10/2014	Date: 2/6/2014

HERE North America, LLC
By: /s/ Gregory P. Drescher
Name: Gregory P. Drescher
Title: Senior Legal Counsel
Date: 2/10/2014

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

Exhibit A
DESCRIPTION OF LOCATION PLATFORM SERVICES
The Location Platform Services consist of access to a location platform that provides certain map and map-related functionality delivered by back-end servers as accessed through API Requests made to APIs made available by Provider.
An individual Location Platform Service may be delivered by one or more APIs. Each Location Platform Service shall be made available hereunder as and when made generally available by Provider and as further described in product specification documentation made available by Provider as updated from time to time by Provider. Provider’s release strategy for the Location Platform Service is to release new features as API changes with backwards and forwards compatibility in accordance with the principles set forth at http://developer.here.com/rest-apis/documentation/places/topics/required-prepare-extensibility.html; provided that to the extent that API changes will would break compatibility, Provider shall use commercially reasonable efforts to notify Customer no less than [*****] in advance of such change. The Location Platform Services are subject to the Service Level Agreement attached as Exhibit C.

A.	FUEL PRICES SERVICE

1.
Description. The Fuel Prices Service provides access to fuel price information in the United States and Canada as further described in service specification documentation made available by Provider as updated from time to time. The service also provides a fuel-prices index for European cities. The following features are provided:

a.	A dynamic data feed that includes frequently updated prices

b.	Provides applications with filtered results based on fuel type, brands etc.

c.	Includes Gas Price index; indication if gas gets cheaper or more expensive

2.	Format: REST-API; Supports Browser-based applications

B.	LOCAL SEARCH SERVICE]

1.
Description. The Local Search Service provides access to geocoding and search capabilities to enable applications to carry out context relevant searches for points of interest (POIs), addresses and other locations, all as further described in service specification documentation made available by Provider as updated from time to time. The following features are provided:

a.	Search support for all major languages including Russian and Chinese

b.	Rich licensed and community generated POI content (ratings, reviews, pictures)

c.	Location relevant results

d.	Free-text fuzzy search and category based exploratory search

e.	Geocoding and reverse geocoding of individual POIs, street addresses and other locations in response to search requests input by End-Users

f.	Machine learning based relevance engine

g.	Search results include, where available, latitude/longitude (geocode) and address information

2.	Format: REST-API; Supports Browser-based applications

C.	PARKING AVAILABILITY SERVICE

1.
Description. The Parking Availability Service provides access to real-time parking information for both on-street and off-street parking as well as access to a third party provided payment solution for certain on-street parking, all as further described in service specification documentation made available by Provider as updated from time to time.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

a.	Off-street availability and On-street Payment

b.	Identity management by Provider

c.	PCI compliant credit card handling and payments

d.	One click parking payment – pay per second

e.	Subscription based service

2.	Format:

a.	REST and XHTML API for client and automotive telematics backend integration

b.	Browser based XHTML application for easy integration into navigation apps (Delivered by B2B mobile solutions)

3.	Additional Provisions. The following additional provisions are applicable to the Parking Availability Service:

a.
The parking payment capability available through the Parking Availability Service is provided by a third party provider. Such third party is fully responsible for processing payments and for accepting and managing sensitive financial and other personally-identifiable information, including without limitation credit card information. All credit-card information is encrypted and passed on to the third party for storage and/or processing payments.

b.	Payment facility is not available in all regions.

c.	All parking facilities do not provide the payment facility.

D.	SAFETY CAMERA SERVICE

1.
Description. The Safety Camera Service provides both validated fixed and crowd-sourced mobile traffic camera locations for a given proximity as further described in service specification documentation made available by Provider as updated from time to time. The following features are supported:

a.	Alerting of traps while you drive (requires client component)

b.	Aggregates static and dynamic content

c.	Setup Routes and receive alerts

d.	Report or vote on traps

2.	Format: REST-API; Supports Browser-based applications

E.	WEATHER SERVICE

1.	Description. The Weather Service provides access to weather information at a destination or along a route. The following features are provided:

a.	Weather observations

b.	Temperature, Wind, Rain, Visibility, etc.)

c.	Daily forecast (temperature, wind and 31 different forecast conditions)

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

d.	Hourly forecast (up to 48 hours)

e.	Weather Alerts (specific alerts including description and significance

2.	Format: REST-API; Supports Browser-based applications

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

Exhibit B
INTENTIONALLY OMITTED

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

EXHIBIT C
Service Level Agreement
Provider and Customer hereby agree to the following service level targets for the Location Platform Services that are hosted by Provider and provided to Customer pursuant to this Agreement.

1.	DEFINITIONS
“Availability” means, for each calendar month, an amount calculated as the number of successful Operation tests divided by the number of total tests based on commercially available end-to-end Web API monitoring tools (e.g. Keynote) at [*****] intervals outside of Scheduled Maintenance Windows. It includes the Location Platform Services and the hardware, software, and hosting facilities used by Provider to provide Location Platform Services. The foregoing excludes failed tests resulting from (i) force majeure events, and (ii) the Customer’s, and/or End User’s connections between Customer’s system and the Location Platform Services (including but not limited to the Internet and Customer and/or End User devices).
“Incident” shall mean an event(s) which affect the Operation of the Location Platform Services, or one or more functionalities of the Location Platform Services.
“Incident Notification” shall mean a notification of an Incident.
“Operation” means the Location Platform Services are functional and available to intended End Users in accordance with applicable service documentation and specifications outside of Scheduled Maintenance Window.
“Scheduled Maintenance” is defined as any planned modification by Provider that impacts the Availability of the Location Platform Services.
“Scheduled Maintenance Window” is defined as a specific time period reserved to perform Scheduled Maintenance.

2.	LOCATION PLATFORM SERVICES LEVEL MANAGEMENT

2.1.	Standard Location Platform Services Availability
Provider will use commercially reasonable efforts to maintain Availability of [*****] (“Standard Service Level”). If Availability falls below the specified Standard Service Level, Provider shall use commercially reasonable efforts to restore Operation.

2.2.	Monitoring
Provider will monitor the performance of its obligations under the Agreement using automated tools/utilities developed and/or configured by Provider, or contracted with external third parties, to validate the Availability.

2.3.	Operations Support Contacts
The following contacts will be used by Customer for submission of Incident Notifications and by Provider for response to such Incident Notifications:

Entity	Telephone	E-Mail Address
Provider	[*****]	[*****]
Customer	[*****]	[*****]

2.4.	LATENCY TARGETS
Provider will use commercially reasonable efforts to fulfill End User requests for the Location Platform Services in accordance with latency targets for each calendar month. Such latency targets shall be agreed upon by the parties in accordance with the paragraphs below. Such targets will include delivery of all bytes of the response (content plus protocol overhead) that Provider controls. Latency shall be defined to apply only to the interval pertaining to incoming requests and subsequent response time within the data center.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

These requirements are specific to the portion of end to end latency incurred within Provider’s span of control within its data center and will be measured from the secure network nearest to Provider’s border router. The latency introduced by the cellular network, and other elements of the wireless network are excluded from the latency measurements described above. For clarity, the parties agree not to include end-to-end latency which is subject to too many variables.

Notwithstanding anything to the contrary in this Section 2.4, the Parties acknowledge that Provider is still in the process of carrying out performance testing to confirm the appropriate latency targets to be added to this SLA above. Provider shall notify Customer if Provider adopts any latency targets as part of its standard SLA offering for customers and, in such case, Provider shall automatically extend latency targets to Customer that are no less favorable Provider’s standard offering. In the event that Provider does not release standard latency targets within [*****] of the Effective Date of this [*****], then the Parties shall negotiate in good faith to reach agreement on acceptable latency targets to be added to this SLA through an amendment.

3.	CHANGE MANAGEMENT

3.1.	Maintenance Notifications
Provider will monitor the performance of its obligations under the Agreement using automated tools/utilities developed and/or configured by Provider, or contracted with external third parties, to validate the Availability.

3.2.	Location Platform Services Maintenance
Provider will use commercially reasonable efforts to coordinate Scheduled Maintenance Window to coincide with anticipated periods of lower usage of the Location Platform Services on a global scale. Provider will endeavor to keep the Location Platform Services fully operational during all Scheduled Maintenance.

4.	EXCLUDED SERVICES
This SLA sets forth all of Provider’s support obligations with respect to the Availability and provision of the Location Platform Services and any other services and/or obligations not set forth herein are expressly excluded.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

Exhibit D
GENERAL TERMS AND CONDITIONS
1.    LICENSE GRANT.

a.	Subject to Customer’s compliance with the terms and conditions of this Agreement, Provider grants to Customer the license granted in Section 7 of the Agreement.

b.
Notwithstanding anything to the contrary in this Agreement, except for the express limited license granted by Provider in the Section 7 of the Agreement, no other, additional or broader licenses or releases and no covenants not to sue, non-asserts or any rights or immunities, whether express or implied or by estoppel, are granted hereunder under any Intellectual Property Rights by Provider or its Affiliates.

c.	Nothing in this Agreement prevents Provider from developing, distributing and/or making use of any application that is directly or indirectly competing with the Permitted Application.

2.    RESTRICTIONS.
In addition to any restrictions set forth under this Agreement, Customer shall not and shall not permit its End Users to:

i.
(1) make any modifications, additions, omissions, adaptations, derivative works or alterations of or to the Licensed Materials and/or the Results; (2) interfere with the performance of the Licensed Materials and/or the Results; (3) complete mass downloads or bulk feeds of any content or information derived from the Licensed Materials, (4) use benchmarking methods, e.g., robots, to access or analyze the Licensed Materials and/or the Results, or (5) alter or manipulate the Licensed Materials and/or the Results, or modify the default settings, operation, look and/or feel of the Location Platform Services (including but not limited to displayed logos, terms and notices) in any way;

ii.	use the Licensed Materials and/or the Results in connection with any unlawful, offensive, obscene, pornographic, harassing, libelous or otherwise inappropriate content or material;

iii.	use any data, content or materials made available by Provider not specified in this Agreement or any other agreement between the Parties; or

iv.	reverse engineer, decompile, disassemble or otherwise attempt to discover the source code of all or any portion of the Licensed Materials.

3.    FEES AND PAYMENT TERMS.

a.	Customer shall pay Provider the License Fees and other applicable fees in the amounts, currency and by the due dates specified in Section 4 of the Agreement.

b.	Unless otherwise set forth in Section 4 of the Agreement, Customer shall provide Provider with a written report in accordance with the reporting obligations under the applicable TL to the DLA.

c.
Any amount not paid when due shall accrue interest at a rate of the lesser of 1.5% percent per month or the highest rate allowed by law. Customer shall pay any and all fees, currency conversion costs, taxes and other costs or charges on all payments and transfers to Provider, exclusive of any income taxes calculated on Provider's net income, for which Provider is solely responsible. To the extent that Customer is required by law to withhold taxes based upon Provider’s revenue, or where Customer is subject to withholding taxes based on Customer’s revenue from each Permitted Application that uses the Licensed Materials, subject to subsection 3(b) above, Customer may deduct such tax from the License Fees payable to Provider and remit them to the appropriate government authorities; provided that Customer shall promptly send Provider a certificate showing the payment of such tax.

d.	All License Fees payable by Customer under this Agreement are exclusive of applicable taxes and duties, including without limitation, applicable sales tax and VAT.

4.    SUPPORT AND MAINTENANCE.
Provider has no obligation to furnish Customer with technical or other support unless otherwise agreed between the Parties or specified in this Agreement.

5.    USE OF CUSTOMER’S MARKS.
During the Term of this Agreement, Provider and its Affiliates may reference Customer’s trade name, trademark(s) and logo(s) as a Provider customer (collectively, “Customer Marks”) upon Customer’s prior written consent and provided that Provider and its Affiliates comply with Provider’s Partner Guidelines.

6.    USE OF PROVIDER LEGENDS AND MARKS.

a.
Customer shall display Provider’s copyright notices and other proprietary rights legends (“Provider Legends”) as specified by Provider (including without limitation, as specified in the Provider brand guidance or successors or equivalents thereof in connection with the Permitted Application and on all placements within or related to the Permitted Application and product and marketing materials related to the Permitted Application (collectively, “Collateral”) as specified by Provider; provided that (i) all use of Provider Legends is subject to Provider’s prior written approval, which approval shall not be unreasonably withheld or delayed; and (ii) in the event that Customer is unable to obtain [*****] agreement with Provider’s requirements related to the display of Provider Legends, Customer and Provider shall work together in good faith to determine if a reasonable alternative solution is available. Without limiting the foregoing, in connection with the Permitted Application and in all instances where a reference to the Location Platform Services is used or where Collateral references the Location Platform Services, Customer shall attribute Provider as the creator and source of origin of the Location Platform Services and shall not in any way mislead, represent or imply that Customer or any third party is the creator or source of origin of the Location Platform Services.

b.
Customer shall display Provider’s trademarks, logos, service marks, trade names and similar designations (collectively, “Provider Marks”) as specified by Provider in the Provider brand guidance or successors

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement [Telenav, Inc. 2-05-14 lee/gpd] [NA CONS PR-0 011715]

Exhibit 10.16.26+

or equivalents thereof, in connection with the Location Platform Services and on all other Collateral as specified by Provider; provided that in the event that Customer is unable to obtain [*****] agreement with Provider’s requirements related to the display of Provider Marks, Customer and Provider shall work together in good faith to determine if a reasonable alternative solution is available.

c.
During the Term of this Agreement, Provider grants Customer a limited, non-exclusive, non-transferable, non-sublicensable, royalty-free right to use the Provider Marks as required under Section 6(b) above. Customer must conspicuously indicate in any and all materials displaying the Provider Marks that (a) Provider is the owner thereof or (b) the Provider Marks are trademarks or service marks of Provider and/or its Affiliates, as applicable, or (c) all of the above, as applicable. Nothing stated herein shall constitute a grant or other transfer to Customer of any right, title or interest in the Provider Marks or any other intellectual property rights of Provider. Customer’s use of the Provider Marks shall inure to the benefit of Provider and/or its Affiliates.

d.	Upon termination or expiration of this Agreement for any reason, Customer shall immediately cease all use of Provider Legends and Provider Marks unless otherwise provided herein.

7.    AVAILABILITY.
The availability of features and/or capabilities of the Licensed Materials and/or Location Platform Services may be limited and subject to changes by Provider. The Location Platform Services may not be available in all countries and may be provided only in selected languages. Provider expressly disclaims any representation or warranty that any particular data, feature or capability will be available.

8.    TERMINATION.

a.
Termination for Breach. Either Party may terminate this Agreement by written notice (i) if the other Party fails to cure any material remediable breach within [*****] of receipt of written notice; or (ii) [*****] upon material breach by the other Party if such breach cannot be remedied.

b.
Termination for Bankruptcy. Either Party may terminate this Agreement immediately upon written notice if any of the following events occur affecting the other Party: (i) voluntary bankruptcy or application for bankruptcy; (ii) involuntary bankruptcy or application for bankruptcy not discharged within [*****]; (iii) appointment of receiver or trustee in bankruptcy for all or a portion of the other Party’s assets; or (iv) an assignment for the benefit of creditors.

c.
End User Breach. If Customer or Provider becomes aware of any End User being in breach or violation of the End User Terms, Customer will use commercially reasonable efforts to enforce the End User Terms against such End User. Upon request by Provider, Customer shall immediately terminate or deny access to any End User of the Permitted Application who is in violation of End User Terms.

d.
Obligations On Termination; Survival. Immediately following termination or expiration of this Agreement, Customer shall cease all distribution of the Permitted Application that use the Licensed Materials and Customer shall no longer make use of the Licensed Materials and/or Provider Marks. Customer shall uninstall, return or destroy (and certify such destruction of) all related software, backup copies, and all other related materials provided by Provider within thirty (30) days of termination or expiration of this Agreement. Those provisions that naturally survive termination of the Agreement and all accrued rights related to payments shall survive such termination, including but not limited to Sections 3, 8-26 of this Exhibit D.

9.    CONFIDENTIALITY.
Each Party agrees that terms of this Agreement and all business, technical, financial and any other information that it obtains from the other Party is confidential information of the disclosing Party (“Confidential Information”). Except as expressly and unambiguously allowed herein, the receiving Party will hold in confidence and not use or disclose any Confidential Information of the disclosing Party and shall similarly bind its employees in writing. Each Party may disclose Confidential Information of the other to its Affiliates, provided that such Affiliates and the employees of the Affiliate receiving such Confidential Information are bound by confidentiality obligations at least as restrictive as those contained herein. Upon termination of this Agreement or upon request of the disclosing Party, the receiving Party will return to the disclosing Party or destroy (and certify such destruction) all Confidential Information of such disclosing Party, all documents and media containing such Confidential Information and any and all copies or extracts thereof. The receiving Party shall not be obligated under this Section with respect to information the receiving Party can document: (a) is or has become readily publicly available without restriction through no fault of the receiving Party or its employees, Affiliates or agents; or (b) is received without restriction from a third party lawfully in possession of such information and lawfully empowered to disclose such information; or (c) was rightfully in the possession of the receiving Party without restriction prior to its disclosure by the other Party; or (d) was independently developed by employees or consultants of the receiving Party without access to Confidential Information; or (e) is required to be disclosed by law or order of court of competent jurisdiction.

10.    INTELLECTUAL PROPERTY RIGHTS.

a.
By virtue of this Agreement, no ownership of any Intellectual Property Rights relating to the Licensed Materials, Location Platform Services, Results, Provider Marks or any other information or material provided by Provider to Customer is assigned or transferred to Customer and such Intellectual Property Rights are protected by international treaty provisions and applicable Laws. The structure, organization, and code of the Licensed Materials and Location Platform Services are the valuable trade secrets and Confidential Information of Provider, its licensors and/or Affiliates. Except as explicitly set forth in the Section 1 and Section 6(c) of the Agreement, no right, license, release, covenant not to sue or other rights or immunities, express or implied, by estoppels or otherwise are granted to any part of the Licensed Materials, Location Platform Services, Results or Provider Marks. For purposes of clarity and notwithstanding anything to the contrary in this Agreement, the limited license of Section 1 of the Agreement does not include any licenses, releases, covenants not to sue or any other rights or immunities, whether expressly, impliedly or by estoppel or otherwise, to any Enabling Technologies, even if such

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement for Automotive Cloud Services
[Telenav, Inc.] [NA CONS] [PR- 011715] [02-04-14]    Confidential

Exhibit 10.16.26+

Enabling Technologies are necessary for the use of the Licensed Materials or otherwise used in connection with the Licensed Materials.

b.
Customer agrees that it and its Affiliates, as the case may be, covenant and agree not to bring suit before any court or administrative agency or otherwise assert any claim against Provider and/or any of its Affiliates, suppliers or customers alleging that the use of the Licensed Materials and/or Provider Marks by Provider and/or any of its Affiliates, suppliers or customers infringes any of Customer’s or Customer’s Affiliate’s Intellectual Property Rights that directly and materially incorporate the Licensed Materials and/or Provider Marks.

c.
Customer agrees that it and its Affiliates shall impose the obligation stated in Section 10(b) above on any third party to whom Customer or Customer’s Affiliates may assign or transfer Customer’s Intellectual Property Rights. This obligation is restricted to suits or other assertions based on such assigned or transferred Intellectual Property Rights and is further restricted to the Customer’s or Customer’s Affiliate’s use of the Licensed Materials and Provider Marks or implementations thereof under this Agreement.

d.
Customer shall be released from Customer’s covenant and agreement not to sue under this Section 10 in relation to a particular beneficiary (but not in relation to any other beneficiary) in the following event if: (i) Customer is first sued for alleged Intellectual Property Rights infringement related to the Licensed Materials by such other beneficiary who benefits from Customer’s covenant and agreement as set forth herein; and (ii) the suit is based on Customer’s alleged infringement of such other beneficiary’s Intellectual Property Rights in Section 10(b) above.

11.    ERROR REPORTING AND FEEDBACK.
Customer shall use commercially reasonable efforts to provide to Provider (i) any information of which it becomes aware concerning errors, problems, complaints, and other matters related to the Licensed Materials and/or Location Platform Services; and (ii) Customer’s feedback and/or suggestions for improvements to the Licensed Materials and/or Location Platform Services (“Feedback”). In addition, Customer shall implement the “Map Reporter” tool made available by Provider (or an equivalent mechanism) to enable End-Users to submit reports of error corrections and/or updates to the HERE Data that is made accessible through the Licensed Materials (“Error Corrections”).
Customer acknowledges and agrees that: (i) Customer shall not retain, acquire or assert any Intellectual Property Right or other right, title or interest in or to the Feedback; (ii) Provider may have similar development ideas to the Feedback and/or Error Corrections; (iii) Feedback and Error Corrections do not contain Confidential Information or proprietary information of Customer or any third party; and (iv) Provider is not under any obligation of confidentiality with respect to the Feedback and/or Error Corrections. In view of the foregoing, Customer grants Provider and Provider’s Affiliates an exclusive, transferable, irrevocable, free-of-charge, sublicensable and perpetual right to use Feedback and any Error Corrections in any manner and for any purpose.

12.    REPRESENTATIONS AND WARRANTIES.

a.	Each Party hereby represents and warrants to the other that:

i.	It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

ii.	It has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement;

iii.	The execution and delivery of this Agreement will not conflict with or violate any other agreement to which such Party is a party;

iv.	It is not a party identified on any governmental export exclusion lists; and

v.	It will implement and comply with appropriate data privacy and security measures in connection with its collection, processing, transfer and use of personal data, if any, under this Agreement.

b.	Customer represents and warrants that:

i.	It shall comply with all applicable Laws with respect to its obligations and use of the Licensed Materials under this Agreement;

ii.
Use of the Licensed Materials shall be in compliance with this Agreement, any documentation, technical guidelines and other requirements as Provider may provide from time to time and any applicable Laws;

iii.
The Permitted Application shall not contain nor distribute any viruses, spam, files, code malware or any other malicious software programs, technology or content that may harm or disrupt the operation of the Licensed Materials or Location Platform Services; and

iv.	It shall exercise all legally required care and diligence in connection with the design, manufacture, workmanship, testing, distribution and operation of the Permitted Application.

c.
EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE LICENSED MATERIALS AND LOCATION PLATFORM SERVICES ARE PROVIDED ON AN "AS IS," "AS AVAILABLE" BASIS; PROVIDER, ITS AFFILIATES AND LICENSORS MAKE NO WARRANTY THAT THE LICENSED MATERIALS AND LOCATION PLATFORM SERVICES WILL BE UNINTERRUPTED, SECURE, OR ERROR FREE; AND; PROVIDER, ITS AFFILIATES AND THEIR LICENSORS SPECIFICALLY DISCLAIM, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, REGARDING THE LICENSED MATERIALS AND LOCATION PLATFORM SERVICES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, TITLE OR ANY IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR PERFORMANCE.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement for Automotive Cloud Services
[Telenav, Inc.] [NA CONS] [PR- 011715] [02-04-14]    Confidential

Exhibit 10.16.26+

13.    INDEMNITY.

a.
Except for Provider’s agreement to defend, indemnify and hold harmless Customer as set forth in Sections 13(b) and (e), Customer agrees to defend, indemnify and hold harmless Provider and its Affiliates, contractors and suppliers from and against all third party claims and all liabilities, assessments, losses, costs (including reasonable attorneys’ fees) or damages resulting from or arising out of any and all liabilities arising out of any cause or event which is attributable to Customer’s or its End Users’ use or possession of the Licensed Materials as a result of the license granted to Customer hereunder or Customer’s failure to perform or comply with any term of this Agreement, including but not limited to liabilities for claims for personal injury ,product liability or infringement of a third party’s intellectual property rights not subject to Provider’s indemnification obligations as set forth in 13(b) and (e).

b.
Subject to Customer’s performance of its obligations under this Agreement and subject to Section 14, Provider agrees to defend, indemnify and hold harmless Customer from and against any liability, damages, costs and expenses, including reasonable attorneys’ fees, resulting from or arising out of any claims by a third party alleging that the Licensed Materials as provided by Provider infringe Intellectual Property Rights of a third party, including by paying the amounts Customer is obligated to pay to the third party in accordance with a final judgment or settlement of the claims.

c.
The indemnification obligations of the Parties specified above are subject to the following conditions: the indemnified Party (i) promptly notifies the indemnifying Party in writing of the claim, (ii) agrees to give the indemnifying Party control over the defense of such claims, (iii) agrees to reasonably co-operate in the defense at indemnifying Party’s expense, and (iv) shall not agree to the settlement of any such claim and/or to acknowledge any liability or infringement without the prior written consent of the indemnifying Party, which consent shall not be unreasonably withheld. Notwithstanding indemnifying Party's primary right to have control over defense, (i) the indemnified Party has the right to select its own counsel to independently participate in any such defense at its own expense, (ii) indemnified Party may take all necessary steps, at the expense of the indemnifying Party, to defend itself unless the indemnifying Party, to the reasonable satisfaction of the indemnified Party, assigns a reputable counsel and carries out the defense in a professional manner; and (iii) the indemnified Party may, at its option and at the risk and expense of the indemnifying Party, have full control over the investigation, defense and/or settlement of the claim, and the indemnifying Party agrees to fully cooperate with such defense if the indemnified Party reasonably determines that any claim or any proposed claim settlement might adversely affect its legitimate interest; and, if the indemnified Party elects to do so, the indemnified Party and its attorneys shall proceed diligently and in good faith.

d.
If the Licensed Materials as provided by Provider are found to infringe the Intellectual Property Rights of a third party and as a result a final injunction is obtained in a competent court against Provider or Customer’s sale of the Permitted Application, or if in Provider’s opinion actions are needed to avoid potential infringement, Provider may, at its expense and option: (i) procure for Customer the continued right to the Licensed Materials, (ii) replace or modify the Licensed Materials in whole or in part, with substantially similar, functionally equivalent, non-infringing Licensed Materials, or (iii) only in the event that Provider is unable to perform (i) or (ii) under commercially reasonable terms, request Customer to discontinue use of the Licensed Materials in whole or in part, subject to a refund by Provider of the pro-rated amount of the License Fees received by Provider from Customer for the affected sale of the Permitted Application from the date of Provider’s receipt of notice from Customer in accordance with Section 13(c)(i) above.

e.
Provider shall have no liability and Provider’s obligations under this Section 13 shall not apply to the extent that the claim, judgment or settlement is either partially or in whole based on (i) Customer continuing any allegedly infringing activity after being notified of any such allegedly infringing activity or after being informed of or provided with modifications or alternatives that would have avoided the alleged infringement, provided however that Provider shall still be liable under this Section 13 for any allegedly infringing activity that occurred prior to such time or immediately following such time, before Customer could have reasonably made the provided modification or change; or (ii) Customer’s use of the Licensed Materials and related services or materials that is not strictly in accordance with the rights granted under this Agreement. The Parties further agree that Provider’s obligations under this Section 13 shall be limited to the portion of the overall claim that is based on the Licensed Materials as provided by Provider if the claim, judgment or settlement is based in any part on (i) any software, services or other material provided by or on behalf of Customer, (ii) any modification of the Licensed Materials or related services or materials if such modification is not done by Provider or if such modification is done by Provider pursuant to Customer’s (including any Customer’s Affiliate, employee or subcontractor) written instruction, (iii) any Enabling Technologies, even if such Enabling Technologies are necessary for use of the Licensed Materials;

f.
Notwithstanding anything to the contrary in this Agreement, the indemnity provided in Section 13(b) shall be the sole and exclusive remedy for Customer by Provider regarding third party Intellectual Property Rights infringement claims.

14.    LIMITATION OF LIABILITY.

a.
Neither Party shall be liable to each other in contract, tort or otherwise, whatever the cause thereof, for any loss of profit, business or goodwill or any indirect, special, consequential, incidental or punitive cost, damages or expense of any kind, howsoever arising under this Agreement, except in cases of intentional misconduct, gross negligence or breach of confidentiality.

b.	Customer understands that Provider is not responsible for and will have no liability for hardware, software or other items or any services provided by any persons other than Provider.

c.
For any and all claims brought under this Agreement, as well as any and all claims brought under [*****] and [*****], regardless of the nature of the claim or the basis on which the claim is made (including but not limited to, breach, negligence, misrepresentation, indemnification or other contract, tort or statutory claim), the aggregate, cumulative and total liability of either Party, its employees, licensors or Affiliates will in no event exceed the amount of [*****] by Customer under [*****] and [*****] from which the claim arises during the [*****] preceding the date on which the claim arose. The foregoing limitation of liability shall not apply to claims arising out

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement for Automotive Cloud Services
[Telenav, Inc.] [NA CONS] [PR- 011715] [02-04-14]    Confidential

Exhibit 10.16.26+

of use of the Licensed Materials outside the scope of the license grant in Section 7 of the Agreement (License Grant) either party’s breach of Section 9 of these General Terms (Confidentiality), or claims arising out of either party’s violation of applicable laws or regulations.

d.
CUSTOMER ACKNOWLEDGES AND AGREES THAT THE FEES AND ALLOCATION OF THE RISKS (AS EXPRESSED IN THE INDEMNITIES AND THE LIMITS ON WARRANTIES, LIABILITIES, DAMAGES AND REMEDIES) CONTAINED HEREIN REFLECT THE ECONOMIC BASIS OF THIS AGREEMENT, IN THE ABSENCE OF WHICH THIS AGREEMENT WOULD NOT HAVE BEEN MADE.

15.    NOTICES.
All notices under this Agreement must be in writing and delivered by hand or nationally recognized overnight express mail addressed at the address of the Party set forth in the beginning of the Agreement, or at such other address as either Party shall have furnished to the other in writing. Such notices shall be effective (a) if sent by overnight express mail, two (2) business days after mailing, and (b) if sent otherwise, upon proven receipt.

16.    ASSIGNMENT.
The rights and obligations of each Party under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of the other Party, which consent will not be unreasonably withheld, except that Provider may assign this Agreement to an Affiliate or any entity that acquires substantially all of its respective stock, assets or business. Any transfer or assignment attempted in contravention of this Section 16 shall be void.

17.    AUDIT.
Customer will maintain accurate records regarding its use of the Licensed Materials and for the calculation of License Fees and other charges for [*****] after the relevant payment due dates. Provider may once annually, at its own expense, audit at Customer’s premises Customer’s records which are reasonably necessary, as determined by Provider in good faith, to verify the License Fees and other charges and Customer’s compliance with the terms of this Agreement. Customer shall provide Provider access to Customer’s records no later than [*****] following receipt of written notice of the audit from Provider. Any audit will occur within [*****] following the due date of the applicable License Fees. Provider will treat such records as Confidential Information. If an audit determines that the amounts due during the applicable period exceed payments actually made by [*****] or more, then Customer will reimburse Provider the cost of the audit, and pay Provider the License Fees and other charges due, plus the interest specified in Section 3 (Fees and Payment Terms) within [*****] of completion of the audit.

18.    SEVERABILITY.
If any provision of this Agreement is held to be invalid, illegal or unenforceable, the remaining provisions shall be unaffected and remain valid and enforceable as if such provision had not been set forth herein. The Parties agree to substitute for such provision a valid provision that most closely approximates the intent of such severed provision.

19.    WAIVER.
No waiver will be deemed effective unless set forth in writing and signed by the Party charged with such waiver, and no waiver of any right arising from any breach will be deemed to be a waiver or authorization of any other breach or of any other right arising under this Agreement.

20.    LIMITATION ON ACTION.
Except for any breach of Customer’s payment obligations or any unauthorized use of Provider’s Intellectual Property Rights, any and all claims arising from or in connection with any breach of this Agreement must be brought [*****] or such [*****] as required by mandatory applicable law, from the date of discovery of such breach.

21.    FORCE MAJEURE.
Neither Party shall be liable to the other for a failure to perform any of its obligations under this Agreement, except for payment obligations, due to circumstances beyond its reasonable control, provided such Party notifies the other of the delay.

22.    RELATIONSHIP.
This Agreement is between Provider and Customer. For the sake of clarity, “Provider” shall not include Nokia Corporation, Nokia Siemens Networks or Nokia, Inc. and the Parties acknowledge that such entities are not Parties of this Agreement. No third party beneficiaries are intended. In connection with this Agreement, each Party is an independent contractor and as such does not have any authority to bind or commit the other. Nothing herein shall be deemed or construed to create a joint venture, partnership or agency relationship between the Parties for any purpose.

23.    PUBLICITY.
All media releases, public announcements and public disclosures relating to the terms or existence of this Agreement must be approved in writing by the other Party prior to their release unless the disclosure is required by applicable law, provided that in the case of required legal disclosure, the disclosing Party will provide to the other Party prompt notice of such required disclosure and comply with any protective order imposed on such disclosure.
24.     GOVERNING LAW AND DISPUTE RESOLUTION.
This Agreement shall be construed and governed by the substantive laws of the State of Illinois without giving effect to the conflict of laws provisions. The United Nations Convention of Contracts for the International Sale of Goods shall not apply to this Agreement. If there is a dispute between the Parties as to matters covered by this Agreement, or the validity, enforceability or interpretation thereof (each, a “Dispute”), each Party irrevocably submits to the exclusive jurisdiction of the Illinois State courts in Chicago and U.S. federal courts in the District of Illinois for the purpose of any suit, action or other proceeding arising under this Agreement.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement for Automotive Cloud Services
[Telenav, Inc.] [NA CONS] [PR- 011715] [02-04-14]    Confidential

Exhibit 10.16.26+

25.    ENTIRE AGREEMENT.
This Agreement, together with all of the documents referenced herein, constitute the entire agreement between the Parties regarding the subject matter hereof. This Agreement supersedes all prior oral or written communications, representations, undertakings and agreements of the Parties relating thereto and prevails over any conflicting or additional terms of any quote, order, acknowledgement, purchase order or similar communication. This Agreement may be modified or amended only by a written amendment duly executed by the Parties. This Agreement may be executed in counterparts, each of which is an original but all of which together constitute one instrument.

26.	DEFINITIONS.
“Affiliate” with respect to Provider means, HERE Holding Corporation, any entity that directly or indirectly is controlled by HERE Holding Corporation, HERE International B.V., and any entity that directly or indirectly is controlled by HERE International B.V. and (B) to Customer means, any entity that (i) directly or indirectly is controlled by or controls such Party or (ii) is under common control with such Party. For these purposes, an entity shall be treated as being controlled by another if that other entity has fifty percent (50%) or more of votes in such entity, is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.
“Enabling Technologies” means any underlying, enabling or other technologies which are not wholly part of the Licensed Materials, including but not limited to operating systems, communication protocols and cellular and other radio connectivity technologies (e.g. GSM, UMTS, CDMA, LTE, WLAN 802.11, Wimax), positioning technologies (e.g. A-GPS), hardware, user interfaces (e.g. screen based interaction), near field communication technologies (e.g. NFC) and video coding technologies (e.g. MPEG-4 AVC, MPEG-4 Visual, VC-1, VP8).
“Intellectual Property Rights” means any and all rights existing from time to time under patent law, copyright law, trademark law, whether registered or unregistered, and any and all other similar proprietary rights, as well as any and all applications, renewals, extensions, divisionals, continuations, restorations and re-instatements thereof, now or hereafter in force and effect worldwide.
“Laws” means all applicable foreign, federal, state, provincial and local statutes, orders and regulations, including but not limited to privacy and import/export laws, and those of any governmental agency, as the foregoing may change from time to time.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

General License Agreement for Automotive Cloud Services
[Telenav, Inc.] [NA CONS] [PR- 011715] [02-04-14]    Confidential